Diversifax, Inc. and Subsidiaries (DSFX) Unaudited Pro Forma Financial
Statements

The following unaudited pro forma financial statements for DSFX have been prepared to illustrate the acquisition of Shouguang Yuxin Chemical Industry Co., Limited (YUXIN) in a merger transaction. Since the ownership of DSFX and YUXIN are the same, the merger is accounted for as a transaction between entities under common control, whereby DSFX recognized the assets and liabilities transferred at their carrying amounts.

The unaudited pro forma financial information combines the historical financial information of DSFX and YUXIN as of and for the year ended December 31, 2005 and for the nine months ended September 30, 2006. The unaudited pro forma balance sheet as of September 30, 2006 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on January 1, 2005.

Under the terms of the merger agreement, as of the effective dates describe therein, upon completion of the proposed merger, all shareholders of YUXIN will receive a total amount of 16,188,118 shares of voting common stock of DSFX in exchange for all shares of YUXIN common stock held by all shareholders. Also, upon the completion of the proposed merger, DSFX will be obligated to pay a $2,550.000 dividend to the original YUXIN shareholder

In addition, the following unaudited pro forma financial statements for DSFX have been prepared to illustrate the previous acquisition of Upper Class Group Limited and Subsidiary in a merger transaction. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Upper Class Group Limited and Subsidiary for the net monetary assets of DSFX, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal aquirer, DSFX, are those of the legal acquiree, Upper Class Group Limited and Subsidairy, which are considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of DSFX and Upper Class Group Limited as of and for the period ended December 31, 2005 and for the nine months ended September 30, 2006. The unaudited pro forma balance sheet as of September 30, 2006 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on January 1, 2005.

Under the terms of the merger agreement, as of the effective dates describe therein, upon completion of the proposed merger, all shareholders of Upper Class Group Limited will receive a total amount of 26,500,000 shares of voting common stock of DSFX in exchange for all shares of Upper Class Group Limited common stock held by all shareholders.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

                             Proforma Balance Sheet

                                SEPTEMBER 30,2006

                                                                     UPPER CLASS      Shouguang
                                                     DIVERSIFAX,        GROUP           Yuxin
                                                        INC.           LTD AND         chemical      PRO-FORMA
                                                      (8/31/06)          SUB           Industry      ADJUSTMENT       Pro Forma
                                                    -----------------------------------------------------------------------------
                    Assets

Current Assets

Cash                                                            0       3,296,672       2,312,835                       5,609,507
Prepayments and other receivables                               0               0          11,394                          11,394
Accounts receivable                                             0               0         136,561                         136,561
Inventories                                                     0         148,610         419,686                         568,296
Prepaid land lease                                              0             496             506                           1,002
Due from realted party                                          0               0          47,294                          47,294
                                                    -----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            0       3,445,778       2,928,276                       6,374,054
                                                    =============================================================================

Due from related party                                          0       1,166,340       1,266,000                       2,432,340
Property, plant and equipment,net                               0       2,129,095         790,376                       2,919,471
Prepaid land lease, net of current portion                      0          23,938          23,421                          47,359
Note receivable                                                 0               0               0                               0
                                                    -----------------------------------------------------------------------------
TOTAL ASSETS                                                    0       6,765,151       5,008,073                      11,773,224
                                                    =============================================================================

      LIABILITIES AND STOCKHOLDERS'EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt and notes
payable                                                         0               0               0                               0
 Accounts payable and accrued expenses                          0          50,704         448,816                         499,520
Other current liabilities                                       0               0               0                               0
Accrued payroll, stockholder                                    0               0               0                               0
Loan payable, officer/stockholder                               0               0               0                               0
Due to director                                                 0           9,111          50,417                          59,528
Due to related party                                            0          47,294               0                          47,294
Taxes payable                                                   0         921,433         460,468                       1,381,901

Dividend payable                                                0               0               0       2,550,000       2,550,000
                                                    -----------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                       0       1,028,542         959,701       2,550,000       4,538,243
                                                    =============================================================================
Long-term debt and notes payables, less current .               0               0               0                               0
maturities
TOTAL LIABILITIES                                               0       1,028,542         959,701       2,550,000       4,538,243
                                                    =============================================================================

              STOCKHOLDERS'EQUITY

Paid-in capital                                                 0       1,332,430       1,329,592         256,743       2,918,765

Retained earnings unappropriated                                0       3,239,875       1,684,042      (2,550,000)      2,373,917
Retained earnings-appropriated
      Statutory common reserve fund                             0         669,447         571,761                       1,241,208
      Statutory public welfare fund                             0         334,738         285,880                         620,618
Cumulative translation adjustment                               0         128,489         177,097                         305,586
Common stock, $0.001par value, 70,000,000 shares
authorized; 27,017,262 shares issued; 27,013,997
shares outstanding                                            517          31,600               0          11,088          43,205
Additional paid-in capital                             14,617,735               0               0     -14,617,735               0
Accumulated deficit                                   -14,349,904               0               0      14,349,904               0
                                                    -----------------------------------------------------------------------------

                                                          268,348       5,736,609               0                       6,004,957
                                                    -----------------------------------------------------------------------------
Less:Treasury stock; 3,265 shares at cost                -268,348               0               0                        -268,348
TOTAL STOCKHOLDERS'EQUITY                                       0       5,736,609       4,048,372               0       9,784,981
                                                    =============================================================================

TOTAL LIABILITIES AND STOCKHOLDERS'EQUITY                       0       6,765,151       5,008,073                      11,773,224
                                                    =============================================================================

Pro-Forma Adjustments:

1.) To record the issuance of 26,500,000 shares of DSFX common stock to acquire Upper Class Group Limited.
2.) To record the issuance of 16,188,118 shares of DSFX common stock to acquire Shouguang Yuxin Chemical Industry Co., Limited and dividend payable

                                    PROFORMA

                            STATEMENTS OF OPERATIONS

                                    30-Sep-06

                                                                                               SHOUGUANG
                                                                           Upper Class          YUXIN
                                                                          Group Limited        CHEMICAL
                                                             DSFX             and sub          INDUSTRY          Pro Forma
                                                        --------------------------------------------------------------------
REVENUE
     Net sales                                                       0        12,760,106        11,507,636        24,267,742
     Maintenance service income                                      0                 0           106,168           106,168
                                                                     0        12,760,106        11,613,804        24,373,910
                                                        --------------------------------------------------------------------
OPERATING EXPENSES                                                                                                         0
                                                                          --------------
    Cost of net sales                                                0           7518749           8362876        15,881,625
                                                                          --------------
    General and administrative expenses                              0           206,589           114,643           321,232
                                                        --------------------------------------------------------------------
                                                                     0         7,725,338         8,477,519        16,202,857
                                                        --------------------------------------------------------------------
INCOME FROM OPERATIONS                                               0         5,034,768         3,136,285         8,171,053
                                                        --------------------------------------------------------------------
                                                                                                                           0
                                                                                                                           0
OTHER(INCOME)EXPENSES                                                0
     Rental income                                                   0                 0           -11,248           -11,248
     Other income                                                  -31                 0                 0               -31
     (Gain) on sale of investments                             -64,002                 0                 0           -64,002
     Interest income                                                 0              -791              -423            -1,214
     Interest expense                                           30,054                 0                 0            30,054
                                                        --------------------------------------------------------------------
                                                               -33,979              -791           -11,671           -46,441
                                                        --------------------------------------------------------------------

NETINCOME (LOSS) FROM DISCONTINUED OPERATIONS,NET OF
TAX                                                           -225,420                 0                 0          -225,420
INCOME TAXES                                                         0         1,653,018         1,085,311         2,738,329
NET INCOME (LOSS)                                             -191,441         3,382,541         2,062,645         5,253,745
                                                        ====================================================================

EPS                                                                                                               0.12280666
Weighted Average Number of Shares
Outstanding                                                                                                       42,780,618

                                    PROFORMA

                            STATEMENTS OF OPERATIONS

                                    31-Dec-05

                                                                                               SHOUGUANG
                                                                           Upper Class          YUXIN
                                                                          Group Limited        CHEMICAL
                                                             DSFX             and sub          INDUSTRY          Pro Forma
                                                        --------------------------------------------------------------------
                                                                               (year ended 11/30/2005)
REVENUE
     Net sales                                               1,023,476        14,344,296         9,776,858        25,144,630
     Maintenance service income                                      0                 0         1,371,535         1,371,535
                                                               1023476        14,344,296        11,148,393        26,516,165
                                                        --------------------------------------------------------------------
OPERATING EXPENSES
     Cost of net sales                                         331,301         9,095,301           7013513        16,440,115
     Depreciation expense                                        9,191                 0                 0
     General and administrative expenses                       511,139           304,451           797,879         1,613,469
                                                                                            --------------------------------
                                                               851,631         9,399,752         7,811,392        18,062,775
                                                        --------------------------------------------------------------------
INCOME FROM OPERATIONS                                         171,845         4,944,544         3,337,001         8,453,390
                                                        --------------------------------------------------------------------


OTHER(INCOME)EXPENSES
     Rental income                                                   0                 0            14,666            14,666
     Other income                                              259,776                 0                 0           259,776
     (Gain) on sale of investments on Evovle One              -430,000                 0                 0          -430,000
     Interest income                                             6,984               446               415             7,845
     Interest expense                                          -42,005                 0                 0           -42,005
                                                        --------------------------------------------------------------------
                                                              -205,245               446            15,081          -189,718
                                                        --------------------------------------------------------------------

NETINCOME (LOSS) FROM DISCONTINUED OPERATIONS,NET OF
TAX                                                                  0                 0                 0                 0
INCOME TAXES                                                         0         1,632,760         1,048,512         2,681,272
NET INCOME (LOSS)                                              -33,400         3,312,230         2,303,570         5,582,400
                                                        ====================================================================

EPS                                                                                                                   0.1283
Weighted Average Number of Shares Outstanding                                                                     43,511,701